                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 11, 1997



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                   l-7102                    52-0891669
--------------------                   ------                    ----------
  (state or other juris-             (Commission              (I.R.S. Employer
diction of incorporation)           File Number)            (Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                      22071-3025
------------------------------------------------                      ----------
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (703)709-6700
                                                    -------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

     (c) Exhibits

         The following exhibits are filed herewith:

     4.1 Indenture dated as of October 15, 1996 between the registrant and Mellon Bank, N.A.

     4.2 Form of Global Certificate for the 7.65% Quarterly Income Capital Securities (Subordinated Deferrable Interest Debentures Due 2046).

     8.  Opinion and consent of Milbank, Tweed, Hadley & McCloy.

                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NATIONAL RURAL UTILITIES COOPERATIVE
                            FINANCE CORPORATION



                            /s/ JOHN JAY LIST
                         -------------------------
                         John Jay List
                         Senior Vice President and
                         General Counsel


Dated:  September 17, 1997

                                 EXHIBIT INDEX

   Exhibit No.                                   Description
   -----------                                   -----------
       4.1             Indenture dated as of October 15, 1996 between the
                       registrant and Mellon Bank, N.A.

       4.2             Form of Global Certificate for the 7.65% Quarterly
                       Income Capital Securities (Subordinated Deferrable
                       Interest Debentures Due 2046).

       8.              Opinion and consent of Milbank, Tweed, Hadley & McCloy.